AMERICAN GENERAL LIFE INSURANCE COMPANY
                          VARIABLE ANNUITY CONTRACTS
                              SEPARATE ACCOUNT I

                   THE UNITED STATES LIFE INSURANCE COMPANY
                           IN THE CITY OF NEW YORK
                          VARIABLE ANNUITY CONTRACTS
                            SEPARATE ACCOUNT USL A

                                  TRILOGY VA

                      SUPPLEMENT DATED JULY 28, 2017
                 TO CONTRACT PROSPECTUS, AS SUPPLEMENTED

      The purpose of this supplement is to notify owners of American General Life Insurance Company ("AGL") and The United States Life Insurance Company in the City of New York ("US Life") (AGL and US Life together referred to hereinafter as the "Company") Trilogy variable annuity Contracts (the "Contracts") of the proposed liquidation of the BlackRock Global Opportunities V.I. Fund - Class I shares ("Fund"), a fund of the BlackRock Variable Series Funds, Inc. (the "Trust").

      The Board of Directors of the Trust (the "Board") approved the termination and liquidation of the Fund. The liquidation is expected to occur at the close of the New York Stock Exchange ("Market Close"), which is generally 4:00 p.m. Eastern Time ("ET"), on or about Tuesday, October 31, 2017 ("Liquidation Date"). On the Liquidation Date, funds invested in subaccounts supported by the Fund will be automatically liquidated at the closing unit value and the liquidation proceeds transferred into the subaccount supported by the BlackRock Government Money Market V.I. Fund
("Money Market Fund").   The Money Market Fund is currently offered as an
investment option in the variable annuity.

      If you wish to have the liquidation proceeds allocated to a subaccount other than the subaccount supported by the Money Market Fund, the Company must receive instructions from you prior to the Market Close one business day prior to the Liquidation Date (Monday, October 30, 2017). You may give us instructions to transfer your account value to another investment option by calling the Annuity Service Center at the number below or by completing a transfer form.

      Additional investments into the Fund will be accepted up to and including one business day prior to the Liquidation Date. After the Market Close on the Liquidation Date, any purchase payments, allocations, transfers, dollar cost averaging or automatic rebalancing (as applicable to your Contract) allocated to the Fund will instead be allocated to the subaccount supported by the Money Market Fund.

      Listed on Attachment 1 are the investment options currently offered in your Contract. Please refer to your Contract prospectus for information regarding these investment options or call our Annuity Service Center at the telephone number below. Also please review your fund prospectuses for more detailed information about these investment options. For additional fund prospectus copies, please contact the Annuity Service Center.

      Neither our automatic transfer of the liquidation proceeds to the Money Market Fund on the Liquidation Date, nor your transfer of assets out of the Fund prior to the Liquidation Date or out of the Money Market Fund within 60 days after the Liquidation Date, will count against the free transfers that you are permitted to make in a Contract Year or for the purposes of our market timing policies and procedures.

      For a period of time after the closing and liquidation, the Company may provide you with confirmations, statements and other reports that contain the name of this formerly available Fund.

      Should you have any questions, please contact the Annuity Service Center at 1-800-255-8402.





                              ATTACHMENT 1

       Investment Options Currently Offered in the Contracts

       AB VPS Balanced Wealth Strategy Portfolio (Class A)
       AB VPS Global Thematic Growth Portfolio (Class A)
       AB VPS Growth Portfolio (Class A)
       AB VPS Growth and Income Portfolio (Class A)
       AB VPS Intermediate Bond Portfolio (Class A)
       AB VPS International Growth Portfolio (Class A)
       AB VPS Large Cap Growth Portfolio (Class A)
       AB VPS Real Estate Investment Portfolio (Class A)
       AB VPS Small Cap Growth Portfolio (Class A)
       AB VPS Growth Portfolio (Class B)
       AB VPS Growth and Income Portfolio (Class B)
       AB VPS Intermediate Bond Portfolio (Class B)
       BlackRock Basic Value V.I. Fund - Class I
       BlackRock Equity Dividend V.I. Fund - Class I
       BlackRock Global Allocation V.I. Fund - Class I
       BlackRock Government Money Market V.I. Fund - Class I
       BlackRock High Yield V.I. Fund - Class I
       BlackRock International V.I. Fund - Class I
       BlackRock Large Cap Core V.I. Fund - Class I
       BlackRock Large Cap Growth V.I. Fund - Class I
       BlackRock Total Return V.I. Fund - Class I (closed May 1999) BlackRock Value Opportunities V.I. Fund - Class I